FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT, dated as of February 25, 2014 (this “Agreement”), is entered into among Louisiana-Pacific Corporation, a Delaware corporation (the “Borrower”), the Guarantors identified on the signatures pages hereto, the Lenders and Voting Participants identified on the signature pages hereto, American AgCredit, PCA (as assignee of American AgCredit, FLCA), as Administrative Agent (the “Administrative Agent”) and CoBank, ACB, as L/C Issuer (the “L/C Issuer”). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Credit Agreement (as defined below).

RECITALS

A.    The Borrower, the Guarantors from time to time party thereto, the Lenders from time to time party thereto, the Administrative Agent and the L/C Issuer are parties to that certain Credit Agreement dated as of December 6, 2013 (as amended or modified from time to time, the “Credit Agreement”).

B.    The Borrower has informed the Administrative Agent that it wishes to (a) make one or more intercompany loans to its wholly owned Subsidiary, Can Holdco, and (b) pledge such promissory note evidencing such loan(s) to Can Holdco to secure the Borrower’s guarantee of LP Holdings’ forward subscription obligations to Can Holdco.

C.    The Borrower and the Guarantors have requested certain changes to the Credit Agreement to accommodate the transactions set forth above, and, in connection therewith, the parties hereto have agreed to amend the Credit Agreement as provided herein.

D.    In consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows.

AGREEMENT

1.    Amendments.

(a)The definition of Excluded Property in Section 1.01 of the Credit Agreement is amended to delete the word “and” prior to clause (h) thereof and to add the following at the end thereof:

“, and (i) the Can Holdco Notes.”

(b)	Definitions of Can Holdco, Can Holdco Notes, Can Holdco Subscription Agreements and LP Holdings are added to Section 1.01 of the Credit Agreement to read as follows:

“Can Holdco” means LP Canada Holdings Corp., a corporation organized under the laws of the province of British Columbia, Canada.

“Can Holdco Notes” means one or more promissory notes in an aggregate principal amount not to exceed $750,000,000 Canadian Dollars to be issued to the Borrower by Can Holdco which are secured by Can Holdco’s rights, payments, title and interest in, to and under one or more of the Can Holdco Subscription Agreements and all proceeds thereof.

“Can Holdco Subscription Agreements” means one or more subscription agreements evidencing forward subscription obligations of LP Holdings’ to Can Holdco.

“LP Holdings” means Louisiana-Pacific Holdings LLC, a Delaware limited liability company.

(c)
Section 8.01 of the Credit Agreement is amended to (a) delete the word “and” at the end of subsection (u); (b) renumber the current subsection (v) as subsection (w); and (c) add a new subsection (v) to read as follows:

(v)        (i) Liens on the Can Holdco Notes and all proceeds thereof securing the Borrower’s guarantee of LP Holdings’ obligations to Can Holdco under any Can Holdco Subscription Agreement and (ii) Liens on one or more of the Can Holdco Subscription Agreements and all proceeds thereof securing Can Holdco’s obligations in respect of any Can Holdco Note; and

(d)	Section 8.02 of the Credit Agreement is amended to (a) renumber the current subsection (n) as subsection (o); and (b) add a new subsection (n) to read as follows:

(n)        An Investment consisting of one or more intercompany loans from the Borrower to Can Holdco in a principal amount not to exceed $750,000,000 Canadian Dollars at any time outstanding; and

(e)
Section 8.03 of the Credit Agreement is amended to (a) delete the word “and” at the end of subsection (j); (b) renumber the current subsection (k) as subsection (l); and (c) add a new subsection (k) to read as follows:

(k)        Indebtedness of Can Holdco evidenced by the Can Holdco Notes, in a principal amount not to exceed $750,000,000 Canadian Dollars at any time outstanding; and

2.    Effectiveness; Conditions Precedent. This Agreement shall be effective as of the date of this Agreement upon receipt by the Administrative Agent of copies of this Agreement duly executed by the Borrower, the Guarantors, the Required Lenders, the Administrative Agent and the L/C Issuer.

3.    Ratification of Credit Agreement. Each of the Loan Parties hereby acknowledges and consents to the terms set forth herein and agrees that this Agreement does not impair, reduce or limit any of its obligations under the Loan Documents as amended hereby.

4.    Affirmation of Liens. Each of the Loan Parties hereby affirms the liens and security interests created and granted by it in the Loan Documents (including, but not limited to, each of the Collateral Documents) and agrees that this Agreement shall in no manner adversely affect or impair such liens and security interests (other than as an express result of the change to the definition of Excluded Property contemplated hereby).

5.    Representations and Warranties. Each of the Loan Parties represents and warrants to the Lenders as follows:

(a)    It has taken all necessary action to authorize the execution, delivery and performance of this Agreement;

(b)    This Agreement has been duly executed and delivered by such Person and constitutes such Person’s legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally;

(c)    No material approval, consent, exemption, authorization or other action by, or notice to, or filing with, any Governmental Authority or any other Person is required in connection with the execution, delivery or performance by such Person of this Agreement;

(d)    The execution and delivery of this Agreement does not (i) contravene the terms of any of such Person’s Organization Documents; (ii) conflict with or result in any breach or contravention of, or the creation of any Lien under, or require any payment to be made under (A) any Contractual Obligation to which such

Person is a party or affecting such Person or the properties of such Person or any of its Subsidiaries or (B) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject; or (iii) violate any Law (including, without limitation, Regulation U or Regulation X issued by the FRB); except in each case referred in clauses (ii) or (iii), to the extent that conflict or violation could not reasonably be expected to have a Material Adverse Effect;

(e)    After giving effect to this Agreement, the representations and warranties of the Borrower and each other Loan Party contained in Article VI of the Credit Agreement and any other Loan Document are true and correct in all material respects on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct, in all material respects, as of such earlier date; and

(f)    After giving effect to this Agreement, no Default exists or would result.

6.    Guaranty. Each of the Guarantors, hereby consents to this Agreement and hereby agrees (a) that the Guaranty in Article IV of the Credit Agreement is and shall continue in full force and effect with respect to the Obligations, (b) that, to its knowledge, as of the date hereof, there are no offsets, claims, counterclaims, cross-claims or defenses of any Guarantor with respect to the Guaranty nor, to each Guarantor’s knowledge, with respect to such Obligations, (c) that the Guaranty is not released, diminished or impaired in any way by this Agreement or the transactions contemplated hereby, and (d) that the Guaranty is hereby ratified and confirmed in all respects. Each Guarantor hereby consents to the terms of this Agreement and acknowledges that without this consent and reaffirmation, the Administrative Agent and Lenders party hereto would not execute this Agreement or otherwise consent to its terms.

7.    Counterparts/Telecopy. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of executed counterparts of this Agreement by telecopy or .pdf shall be effective as an original.

8.    GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

9.    Reference to and Effect on Credit Agreement. Except as specifically modified herein, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are each hereby ratified and confirmed. This Agreement shall be considered a Loan Document from and after the date hereof. The Borrower and the Guarantors intend for the amendments to the Loan Documents set forth herein to evidence an amendment to the terms of the existing indebtedness of the Borrower and the Guarantors to the Administrative Agent and the Lenders and do not intend for such amendments to constitute a novation in any manner whatsoever.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

BORROWER:	LOUISIANA-PACIFIC CORPORATION,
a Delaware corporation
By:    /s/ Mark G. Tobin
Name: Mark G. Tobin
Title: Treasurer

GUARANTORS:	LOUISIANA-PACIFIC HOLDINGS LLC,
a Delaware limited liability company
By:    /s/ Mark G Tobin
Name: Mark G Tobin
Title: Treasurer

LPS CORPORATION,
an Oregon corporation

By: /s/ Mark G Tobin
Name: Mark G Tobin
Title: Treasurer

[SIGNATURE PAGES CONTINUE]

ADMINISTRATIVE

AGENT:	AMERICAN AGCREDIT, pCA,
as Administrative Agent
By:    /s/ Michael J Balock
Name: Michael J Balock
Title: Vice President

L/C ISSUER:	cobank, acb,
as L/C Issuer
By: /s/ Zachery Carpenter
Name: Zachery Carpenter
Title: Vice President
LENDERS AND VOTING

PARTICIPANTS:	AMERICAN AGCREDIT, PCA,
as a Lender
By:    /s/ Michael J Balock
Name: Michael J Balock
Title: Vice President
cobank, Fcb,
as a Lender
By: /s/ Zachery Carpenter
Name: Zachery Carpenter
Title: Vice President
FARM CREDIT SERVICES OF AMERICA, PCA,
as a Lender

By: /s/ Ben Fogle
Name: Ben Fogle
Title: Vice President Capital Markets

AGFIRST FARM CREDIT BANK

By:     /s/ James M. Mancini Jr.
Name: James M Mancini Jr
Title:     Vice President

ii

FARM CREDIT MID-AMERICA, FLCA

By: /s/ Ralph M Bowman
Name:     Ralph M Bowman
Title:     Vice President

ii

GREENSTONE FARM CREDIT SERVICES, FLCA

By:     /s/ Jeff Pavlik
Name:     Jeff Pavlik
Title:     Vice President

ii

FIRST SOUTH FARM CREDIT

By:     /s/ John W. Hurt
Name:     John W Hurt
Title:     Vice President